Exhibit 10.1
Execution Version
AMENDMENT NO. 3 TO CREDIT AGREEMENT
     This Amendment No. 3 to Credit Agreement dated as of September 18, 2007 (this “Amendment”), is made by and among PEDIATRIX MEDICAL GROUP, INC., a Florida corporation (the “Company”), certain of its subsidiaries and affiliates (together with the Company, collectively, the “Borrowers”), BANK OF AMERICA, N.A. in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement described below, and each of the Lenders signatory hereto.
RECITALS:
     A. The Borrowers, the Administrative Agent and the lenders from time to time party thereto (the “Lenders”) have entered into that certain Credit Agreement dated as of July 30, 2004 (as amended by that certain Amendment No. 1 to Credit Agreement dated January 11, 2005 and that certain Amendment No. 2 to Credit Agreement dated March 10, 2005, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility. Capitalized terms used in this Amendment not otherwise defined herein shall have the definitions given thereto in the Credit Agreement.
     B. The Borrowers have requested to amend the Credit Agreement as set forth below and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions set forth herein.
     In furtherance of the foregoing and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, Section 7.06 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     7.06 Acquisitions. Enter into any Acquisition Agreement, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, unless either (a) the aggregate amount of the Costs of Acquisition and Earnout Payments with respect to such Acquisition does not exceed $5,000,000, or (b) each of the following conditions is satisfied: (i) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition (other than in the case of an Acquisition pursuant to a Holder Purchase Grant) and has Permitted Acquisition EBITDA for the most recently ended twelve-month period of not less than $1, (ii) the line or lines of business of the Person to be acquired are substantially the same as one or more line or lines of business conducted by the Company and its Subsidiaries, (iii) the operations of the Person to be (or whose assets are to be) acquired are primarily in the United States or its territories, (iv) no Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and the Company shall have furnished to the Administrative Agent a Compliance Certificate prepared on an

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historical pro forma basis as of the most recent date for which financial statements have been furnished pursuant to Section 4.01 or Section 6.01(a) or (b) giving effect to such Acquisition, which certificate shall demonstrate that no Default would exist immediately after giving effect thereto, (v) the Person acquired shall be a wholly-owned Subsidiary, or be merged into a Borrower, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquiror shall be a wholly-owned Subsidiary or a Borrower), (vi) after giving effect to such Acquisition, the aggregate Costs of Acquisition and Earnout Payments incurred in any fiscal year of the Company (on a noncumulative basis, with the effect that amounts not incurred in any fiscal year may not be carried forward to a subsequent period) shall not exceed $200,000,000, of which not more than $20,000,000 shall be in connection with an Acquisition of a Person (or the assets of a Person) whose operations are primarily in a territory of the United States, and (vii) after giving effect to such Acquisition, the aggregate Costs of Acquisition and Earnout Payments incurred since the Closing Date in connection with Acquisitions of Persons (or the assets of Persons) whose operations are primarily in one or more territories of the United States shall not exceed $50,000,000.
     2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
     (a) the Administrative Agent shall have received an original or facsimile (promptly followed by originals) executed counterpart of this Amendment, duly executed by each Borrower, the Administrative Agent and the Required Lenders; and
     (b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) invoiced to date shall have been paid in full.
     3. Consent and Continued Enforceability. Each Borrower hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects its obligations under the Credit Agreement and each other Loan Document (including without limitation the continuation of such Borrower’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of each such Loan Document against such Borrower in accordance with its terms.
     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The representations and warranties made by each Borrower in Article V of the Credit Agreement and in each of the other Loan Documents to which such Borrower is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, and except that for purposes of this Section 4, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most

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recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
     (b) Other than the matters set forth on Schedule 5.06 of the Credit Agreement, since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect;
     (c) The Persons appearing as Borrowers on the signature pages to this Amendment constitute all Persons who are required to be Borrowers pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Material Subsidiaries or were otherwise required to become Borrowers after the Closing Date, and each of such Persons has become and remains a party to the Credit Agreement as a Borrower;
     (d) This Amendment has been duly authorized, executed and delivered by the Borrowers party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (e) No Default or Event of Default has occurred and is continuing.
     5. Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     6. Full Force and Effect of Amendment. Except as hereby specifically amended, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed

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and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
     9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS: PEDIATRIX MEDICAL GROUP, INC., a Florida Corporation
By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Chief Financial Officer

ALASKA NEONATOLOGY ASSOCIATES, INC.
ASSOCIATES IN NEONATOLOGY, INC.
AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
BNA ACQUISITION COMPANY, INC.
CENTRAL OKLAHOMA NEONATOLOGY ASSOCIATES, INC.
CNA ACQUISITION CORP.
FLORIDA REGIONAL NEONATAL ASSOCIATES, INC.
FOOTHILL MEDICAL GROUP, INC.
FORT WORTH NEONATAL ASSOCIATES BILLING, INC.
GNPA ACQUISITION COMPANY, INC.
MAGELLA HEALTHCARE CORPORATION
MAGELLA HEALTHCARE GROUP, L.P.
MAGELLA MEDICAL ASSOCIATES BILLING, INC.
MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C.
MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C.
MAGELLA MEDICAL GROUP, INC.
MAGELLA NEVADA, LLC
MAGELLA TEXAS, LLC

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

MNPC ACQUISITION COMPANY, INC.
MOUNTAIN STATES NEONATOLOGY, INC.
NACF ACQUISITION COMPANY, INC.
NEONATAL AND PEDIATRIC INTENSIVE CARE MEDICAL GROUP, INC.
NEONATOLOGY ASSOCIATES BILLING, INC.
NEONATAL SPECIALISTS, LTD.
NSPA ACQUISITION COMPANY, INC.
OBSTETRIX ACQUISITION COMPANY OF ARIZONA, INC.
OBSTETRIX ACQUISITION COMPANY OF COLORADO, INC.
OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.
OBSTETRIX MEDICAL GROUP OF CALIFORNIA, A PROFESSIONAL CORPORATION
OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.
OBSTETRIX MEDICAL GROUP OF KANSAS AND MISSOURI, P.A.
OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C.
OBSTETRIX MEDICAL GROUP OF TEXAS BILLING, INC.
OBSTETRIX MEDICAL GROUP OF WASHINGTON, INC., P.S.
OBSTETRIX MEDICAL GROUP, INC.
OZARK NEONATAL ASSOCIATES, INC.
PALM BEACH NEO ACQUISITIONS, INC.
PASCV ACQUISITION COMPANY, INC.
PEDIATRIX ACQUISITION COMPANY OF OHIO, INC.
PEDIATRIX ACQUISITION COMPANY OF WASHINGTON, INC.
PEDIATRIX FLORIDA LLC

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

PEDIATRIX MEDICAL GROUP NEONATOLOGY AND PEDIATRIC INTENSIVE CARE SPECIALISTS OF NEW YORK, P.C.
PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.
PEDIATRIX MEDICAL GROUP OF CALIFORNIA, A PROFESSIONAL CORPORATION
PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.
PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.
PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.
PEDIATRIX MEDICAL GROUP OF ILLINOIS, P.C.
PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.
PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.
PEDIATRIX MEDICAL GROUP OF KENTUCKY, P.S.C.
PEDIATRIX MEDICAL GROUP OF LOUISIANA, L.L.C.
PEDIATRIX MEDICAL GROUP OF MICHIGAN, P.C.
PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.
PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C.
PEDIATRIX MEDICAL GROUP OF NORTH CAROLINA, P.C.
PEDIATRIX MEDICAL GROUP OF OHIO CORP.
PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C.
PEDIATRIX MEDICAL GROUP OF PUERTO RICO, P.S.C.
PEDIATRIX MEDICAL GROUP OF SOUTH CAROLINA, P.A.
PEDIATRIX MEDICAL GROUP OF TENNESSEE, P.C.
PEDIATRIX MEDICAL GROUP OF TEXAS BILLING, INC.
PEDIATRIX MEDICAL GROUP OF WASHINGTON, INC., P.S.
PEDIATRIX MEDICAL GROUP, INC., a Utah corporation
PEDIATRIX MEDICAL GROUP, P.A.
PEDIATRIX MEDICAL GROUP, P.C., a Virginia corporation
PEDIATRIX MEDICAL GROUP, P.C., a West Virginia corporation
PEDIATRIX MEDICAL MANAGEMENT, L.P.
PEDIATRIX MEDICAL SERVICES, INC.
PEDIATRIX OF MARYLAND, P.A.
PEDIATRIX SCREENING, INC.
PEDIATRIX TEXAS I LLC
PEDIATRIX VIRGINIA ACQUISITION COMPANY, INC.
PERINATAL PEDIATRICS, P.A. PMGSC, P.A.
PNA ACQUISITION CO., INC.
POKROY MEDICAL GROUP OF NEVADA, LTD.
RPNA ACQUISITION COMPANY, INC.
SCPMC ACQUISITION CO.
SNCA ACQUISITION COMPANY, INC.
ST. JOSEPH NEONATOLOGY CONSULTANTS, INC.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

TEXAS MATERNAL FETAL MEDICINE BILLING, INC.
TEXAS NEWBORN SERVICES, INC.
TUCSON PERINATAL SERVICES, P.C.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Vice President

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

LENDERS: BANK OF AMERICA, N.A. as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Vice President

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Jose M. Cruz
	Name:	Jose M. Cruz
	Title:	Senior Vice President

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

SUNTRUST BANK
By:	/s/ Helen C. Hartz
	Name:	Helen C. Hartz
	Title:	Vice President

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ S. Walker Choppin
	Name:	S. Walker Choppin
	Title:	Senior Vice President

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

WACHOVIA BANK, N.A.
By:	/s/ Aly Heimovics
	Name:	Aly Heimovics
	Title:	Vice President

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

KEYBANK NATIONAL ASSOCIATION
By:	/s/ J.T. Taylor
	Name:	J.T. Taylor
	Title:	Senior Vice President

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

UBS LOAN FINANCE LLC
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

THE INTERNATIONAL BANK OF MIAMI, N.A.
By:	/s/ Panayiotis Ch. Zotos
	Name:	Panayiotis Ch. Zotos
	Title:	Senior Vice President

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages

MERRILL LYNCH BANK USA
By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	Director

Pediatrix Medical Group, Inc.
Amendment No. 3 to Credit Agreement
Signature Pages